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                                                 Exhibit 23.2





     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated October 24, 1991, included or incorporated by reference in the Company's Form 10-K for the year ended September 30, 1992 and to all references to our Firm included in this registration statement.


                                  Arthur Andersen & Co.

                                  (ARTHUR ANDERSEN & CO.)





Hartford, Connecticut
September 30, 1993